                                                                    Exhibit 10.3


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This First Amendment to Credit Agreement (this "Amendment") is entered into as of November 10, 2004 by and among REPUBLIC ENGINEERED PRODUCTS, INC., a Delaware corporation ("Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory hereto from time to time.

                                    RECITALS

         WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of May 20, 2004 (as heretofore or hereafter further amended, modified, supplemented or restated, the "Credit Agreement"), and

         WHEREAS, Borrower desires, and the Lenders and the Agent are willing, to amend the Credit Agreement upon and subject to the terms and conditions set forth in this Amendment;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. Capitalized words and terms used herein which are defined in the Credit Agreement shall have the same meaning herein as therein defined, unless the specific terms or the context hereof otherwise require.

      2. Amendments to the Credit Agreement.

            (a) Section 1.5(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Borrower shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Index Margin per annum or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable LIBOR Margin per annum and (ii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Index Margin per annum.

                           The Applicable Margins are as follows:

                           Applicable Index Margin                         1.00%
                           Applicable LIBOR Margin                         2.75%


                           Commencing on April 1, 2005, the Applicable Margins shall be adjusted by reference to the following grids:

                                                           LEVEL OF
IF AVERAGE AVAILABILITY IS:                                APPLICABLE MARGINS:
---------------------------                                -------------------

                    > $200,000,000                         Level I
less than or equal to $200,000,000 but > $150,000,000      Level II
less than or equal to $150,000,000 but > $100,000,000      Level III
less than or equal to $100,000,000 but > $50,000,000       Level IV
less than or equal to $ 50,000,000                         Level V

                                                           APPLICABLE MARGINS
                                                           ------------------
                                   LEVEL I        LEVEL II       LEVEL III      LEVEL IV       LEVEL V
                                   -------        --------       ---------      --------       -------
      Applicable Index Margin      0.00%          0.25%          0.50%          0.75%          1.00%
      Applicable LIBOR Margin      1.75%          2.00%          2.25%          2.50%          2.75%


                           Such adjustments in the Applicable Margins shall be implemented quarterly on a prospective basis. On the first Business Day of each Fiscal Quarter, starting with the first Fiscal Quarter of 2005, Agent shall notify Borrower and each Lender of the continuance of, or any change in, the Applicable Margins and any change in the Applicable Margins shall be effective as of the first Business Day of such Fiscal Quarter. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Event of Default is waived or cured."

                  (b) Section 1.7(b) of the Credit Agreement is hereby amended by deleting the number "$250,000" in clause (v) of such Section and replacing such number with the number "$100,000."

                  (c) Section 1.9(c) of the Credit Agreement is hereby amended by (i) deleting each reference therein to "first anniversary" and replacing each such reference with a reference to "second anniversary" and (ii) deleting the reference therein to "third anniversary" and replacing such reference with a reference to "fourth anniversary."

                  (d) Section 1.18 of the Credit Agreement is amended by deleting the first sentence of such Section and replacing such deleted sentence with the following new sentence:

                           "Upon the prior written consent of Agent, Borrower may, at its option from time to time, seek to increase the aggregate Commitments by up to an aggregate of $100,000,000 in increments of not less than $50,000,000."

                  (e) Section 3.26 of the Credit Agreement is hereby amended by deleting the number "$3,000,000" in such Section and replacing such number with the number "$5,000,000."

                  (f) Section 6.3(a) of the Credit Agreement is hereby amended by deleting the word "and" immediately before clause (viii) of such Section, replacing such word with a comma, and inserting the following text at the end of such Section:

                      ", and (ix) other Indebtedness not exceeding $5,000,000 in the aggregate at any time outstanding."

                  (g) Section 6.7 of the Credit Agreement is hereby amended by deleting the word "and" immediately prior to clause (f) of such Section and inserting the following text immediately after such clause (f):

                      ", and (g) other Liens securing Indebtedness, not exceeding $5,000,000 in the aggregate at any time outstanding, so long as such Liens do not attach to any Inventory."

                  (h) The definition of "Borrowing Base" contained in Annex A to the Credit Agreement is amended by deleting the number "$115,000,000" in clause (b)(iii) of such definition and replacing such number with the number "$150,000,000."

                  (i) The following definition is added to Annex A to the Credit
         Agreement:

                           "Average Availability" means, on any day, an amount equal to the quotient of (a) the sum of the end of day Borrowing Availability for each day during the most recently ended Fiscal Quarter, divided by (b) the number of days in such Fiscal Quarter, all as determined by Agent.

                  (j) Annex G to the Credit Agreement is amended by deleting each reference to "$25,000,000" in paragraph (a) of such Annex G and replacing such reference with a reference to "$40,000,000."

                  (k) Annex J to the Credit Agreement is deleted in its entirety and replaced by Annex J attached as Exhibit A hereto.

         3. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned on satisfaction of each condition set forth in this
Section 3 on or prior to the date hereof:

                  (a) Documentation. Agent shall have received (on behalf of itself and the Lenders) the following documentation all of which shall be in form and substance satisfactory to Agent:

                           (i) duly executed originals of this Amendment from each Credit Party and the Lenders;

                           (ii) duly executed originals of a Revolving Note in favor of each Lender;

                           (iii) duly executed original opinion of counsel to Borrower;

                           (iv)     duly executed acknowledgement and
                                    reaffirmation by each Guarantor; and

                           (v) all other agreements, certificates and other documents as Agent may reasonably request to accomplish the purposes of this Amendment.

                  (b)      Fees.

                           (i) Borrower shall have paid an amendment fee to Agent, for the ratable benefit of Lenders (allocated according to each Lender's Commitments immediately prior to the effectiveness of this Amendment), in an amount equal to $75,000;

                           (ii) Borrower shall have paid a closing fee to Agent, for the benefit of those Lenders whose Revolving Loan Commitment will increase pursuant to this Amendment (allocated according to the increase in each Lender's Commitments), in an amount equal to 0.10% of such increase; and

                           (iii) Borrower shall have paid the fee to Agent specified in the fee letter of even date herewith between Agent and Borrower.

         4.   Reference to and Effect on Loan Documents.

                  (a) Ratification. Except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

                  (b) No Waiver. Except as specifically provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

         5.   Miscellaneous.

                  (a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

                  (b) Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  (c) Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment.

                  (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  (f) Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

                  (g) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by telecopy shall be effective as delivery of a manually executed signature page to this Amendment.

                  (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

                  (i) Acknowledgment. Each Credit Party hereby acknowledges its status as a Credit Party and affirms its obligations under the Credit Agreement and represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents.


                            [Signature page follows]

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                            REPUBLIC ENGINEERED PRODUCTS, INC.


                                            By:      /s/ George E. Strickler
                                               ---------------------------------
                                            Name:   George E. Strickler
                                                    ----------------------------
                                            Title:  Executive Vice President &
                                                    ----------------------------
                                                    Chief Financial Officer
                                                    ----------------------------


                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Agent and Lender


                                            By:    /s/ Duly Authorized Signatory
                                               ---------------------------------
                                                     Duly Authorized Signatory


                                            UBS LOAN FINANCE LLC, as Lender


                                            By:     /s/ Wilfred V. Saint
                                               ---------------------------------
                                            Name:   Wilfred V. Saint
                                                    ----------------------------
                                            Title:  Director Banking Products
                                                    ----------------------------
                                                    Services, US
                                                    ----------------------------



                                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                                            as a Documentation Agent and as
                                            Lender


                                            By:     /s/ Paul Weybrecht
                                               ---------------------------------
                                            Name:   Paul Weybrecht
                                                    ----------------------------
                                            Title:  Director
                                                    ----------------------------


                                            MERRILL LYNCH CAPITAL, A DIVISION OF
                                            MERRILL LYNCH BUSINESS FINANCIAL
                                            SERVICES INC., as a Documentation
                                            Agent and as Lender


                                            By:     /s/ Richard J. Holston
                                               ---------------------------------
                                            Name:   Richard J. Holston
                                                    ----------------------------
                                            Title:  Vice President
                                                    ----------------------------


             Signature Page to First Amendment to Credit Agreement

                                    Exhibit A

                 ANNEX J (FROM ANNEX A - COMMITMENTS DEFINITION)
                                       TO
                                CREDIT AGREEMENT


Lender:                                               Revolving Loan Commitment:
-------                                               --------------------------

General Electric Capital Corporation                           $ 143,750,000
(including a Swing Line Commitment
of $25,000,000)

UBS Loan Finance LLC                                           $  31,250,000

Bank One, NA                                                   $  43,750,000

Merrill Lynch Capital, a Division
of Merrill Lynch Business Financial Services Inc.              $  31,250,000

                                     Total:                    $ 250,000,000
                                                               =============